UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2011

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California	90502
(Address of Principal Executive Offices)	(Zip Code)

(310) 787-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 19, 2011, the Board of Directors adopted Amended and Restated Bylaws of Farmer Bros. Co. (the “Amended and Restated Bylaws”) to allow for more than one person to act as Chief Executive Officer and for electronic transmission of notices. The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Farmer Bros. Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2011

FARMER BROS. CO.

By:	/S/ JEFFREY A. WAHBA

Name:	Jeffrey A. Wahba
Title:	Interim Co-Chief Executive Officer, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Farmer Bros. Co.